UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2025

Alaunos Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33038	87-1475642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2617 Bissonnet St

Suite 225

Houston, TX 77005

(Address of principal executive offices, including zip code)

(346) 355-4099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	TCRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on May 19, 2025, Alaunos Therapeutics, Inc., a Delaware corporation (the “Company”) issued to Mast Hill Fund, L.P., a Delaware limited partnership (“Mast Hill”) a warrant to purchase 79,900 shares of the Company’s common stock (the “Warrant”), concurrently with the execution of an equity purchase agreement and a registration rights agreement by the Company and Mast Hill. On June 9, 2025, the Company entered into an Amendment No. 1 to the Common Stock Purchase Warrant Issued on May 19, 2025 (the “Amendment No. 1”) with Mast Hill. The Amendment No. 1 (i) added a floor price equal to $0.57 per share, with respect to certain adjustment to the exercise price of the Warrant in the event of any Dilutive Issuance (as defined in the Warrant), issuance of Variable Price (as defined in the Warrant) securities and certain other events set forth in Section 2(e) of the Warrant; (ii) removed the requirement to adjust the number of shares of common stock issuable upon exercise of the Warrant in the event of a Dilutive Issuance, a Variable Price adjustment or under Section 2(e) of the Warrant; and (iii) removed certain rights of the Warrant holder in connection with fundamental transactions.

The foregoing description of the Amendment No. 1 is only a summary and is qualified in its entirety by reference to the full text of the Amendment No. 1, a copy of which is attached hereto as Exhibit 4.1, and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
4.1	Amendment No. 1 to the Common Stock Purchase Warrant Issued on May 19, 2025, dated June 9, 2025, by and between Alaunos Therapeutics, Inc. and Mast Hill Fund, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2025	Alaunos Therapeutics, Inc.

	By:	/s/ Ferdinand Groenewald
		Name:	Ferdinand Groenewald
		Title:	Vice President, Finance